Exhibit 10.2

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (“Amendment”), is entered into as of August 29, 2005, by and among Kite Realty Group Trust, a real estate investment trust organized under the laws of Maryland (the “Company”), Brentwood Holdings, LLC, a limited liability organized under the laws of Indiana (“Brentwood”), KMI Holdings, LLC, a limited liability company organized under the laws of Indiana, Alvin E.  Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, Mark Jenkins, C. Kenneth Kite and David Grieve.

WHEREAS, the parties hereto other than Brentwood have entered into a registration rights agreement, dated as of August 16, 2004 (the “Original Registration Rights Agreement”);

WHEREAS, pursuant to the terms of that certain contribution agreement, dated as of March 31, 2005, by and among Kite Realty Group, L.P., a limited liability partnership organized under the laws of Delaware (“Kite Realty”), Brentwood and the other parties thereto (the “Contribution Agreement”), the Company agreed to amend the Original Registration Rights Agreement in order to provide Brentwood with registration rights that either, at the option of the Company (i) register the issuance of REIT Common Shares (as defined in the Original Registration Rights Agreement) received upon redemption of the Class A units of limited partnership interest in Kite Realty issued pursuant to the Contribution Agreement (“Units”), or (ii) register the resale of the REIT Common Shares issuable upon redemption of the Units; and

WHEREAS, the parties desire to amend the Original Registration Rights Agreement to provide Brentwood with the registration rights contemplated under the Contribution Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1.           AMENDMENTS TO THE ORIGINAL REGISTRATION RIGHTS AGREEMENT

1.1  Addition of Brentwood.  Effective as of the date hereof, the Original Registration Rights Agreement is hereby amended to add Brentwood as a party thereto.

1.2  Addition of Brentwood as a Contributor.  Effective as of the date hereof, the Original Registration Rights Agreement is hereby amended to add Brentwood (and its successors and assigns permitted under Section 7.3 of the Registration Rights Agreement) to the definition of “Contributors” therein.

1.3  Schedule A.  Effective as of the date hereof, the Original Registration Rights Agreement is hereby amended by replacing Schedule A attached thereto in its entirety with Schedule A attached to this Amendment.

1.4  References to Agreement.  Each reference to “this Agreement,” “hereof,” “herein,” “hereby,” or words of like import referring to the Original Registration Rights Agreement shall mean and be a reference to the Original Registration Rights Agreement as amended by this Amendment, and as may be further amended, modified, supplemented or restated after the date hereof in accordance with the terms thereof.

1.5  KMI Holdings, LLC.  The parties acknowledge and agree that KMI Holdings, LLC, which distributed all of the Units received by KMI Holdings, LLC in connection with the Company’s initial public offering in August 2004 to its members and no longer owns any Units, is no longer a party to the Registration Rights Agreement.

SECTION 2.           MISCELLANEOUS

2.1  Effect on Original.  Except as expressly provided herein, the provisions of the Original Registration Rights Agreement shall remain unchanged and continue in full force and effect.

2.2  Definitions.  Unless the context otherwise requires, or unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meanings specified in the Original Registration Rights Agreement.

2.3  Notices.  Any notice or demand which must or may be given under this Amendment or by law shall be given in accordance with Section 7.4 of the Original Registration Rights Agreement.  For the purposes of Section 7.4 of the Original Registration Rights Agreement, any notice to be delivered to Brentwood shall be delivered to Brentwood at the following address: c/o Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, Indiana 46204, or to any such other address or addresses as Brentwood may from time to time specify in compliance with the Original Registration Rights Agreement.  Any facsimile transmission delivered to Brentwood shall be directed to: c/o Kite Realty Group Trust, facsimile number: 317-577-5605.

2.4  Governing Law.  This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland, but not including the choice of law rules thereof.

2.5  Headings.  Section and subsection headings contained in this Amendment are inserted for convenience of reference only, shall not be deemed to be a part of this Amendment for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

2.6  Pronouns.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

2.7  Execution in Counterparts.  To facilitate execution, this Amendment may be executed and delivered in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

2.8  Severability.  If fulfillment of any provision of this Amendment, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Amendment operates or would operate to invalidate this Amendment, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Amendment shall remain operative and in full force and effect.

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                             IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to Registration Rights Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

KITE REALTY GROUP TRUST		KMI HOLDINGS, LLC

By:	/s/ Daniel R. Sink	By:	/s/ Alvin E. Kite, Jr.
Name:	Daniel R. Sink	Name:	Alvin E. Kite, Jr.
Title:	Senior Vice President, Chief Financial Officer	Title:

BRENTWOOD HOLDINGS, LLC

By:	/s/ Alvin E. Kite, Jr.
Name:	Alvin E. Kite, Jr.
Title:

/s/ Alvin E. Kite, Jr.	/s/ John A. Kite
Alvin E. Kite, Jr.	John A. Kite

/s/ Paul W. Kite	/s/ Thomas K. McGowan
Paul W. Kite	Thomas K. McGowan

/s/ Daniel R. Sink	/s/ George F. McMannis, IV
Daniel R. Sink	George F. McMannis, IV

/s/ Mark Jenkins	/s/ C. Kenneth Kite, By Martin V. Shrader, His Attorney-In-Fact
Mark Jenkins	C. Kenneth Kite

/s/ David Grieve
David Grieve

Alvin E. Kite Centre Associates Irrevocable Trust		Alvin E. Kite, Jr. 2004-8 REIT Grantor Annuity Trust

By:	/s/ Alvin E. Kite	By:	/s/ Alvin E. Kite
Name:	Alvin E. Kite, Jr.	Name:	Alvin E. Kite, Jr.
Title:	Trustee	Title:	Trustee

Alvin E. Kite, Jr. 2002-12 Irrevocable Trust		John A. Kite, Jr. 2002-12 Irrevocable Trust

By:	/s/ Thomas K. McGowan	By:	/s/ John A. Kite
Name:	Thomas K. McGowan	Name:	John A. Kite
Title:	Trustee	Title:	Trustee

Thomas K. McGowan Real Estate 2004-12 REIT Grantor Retained Annuity Trust		Paul W. Kite Real Estate 2005-12 REIT Grantor Retained Annuity Trust

By:	/s/ Thomas K. McGowan	By:	/s/ Paul W. Kite
Name:	Thomas K. McGowan	Name:	Paul W. Kite
Title:	Trustee	Title:	Trustee

EXHIBITS TO THE REGISTRATION RIGHTS AGREEMENT*

Schedule A	Number of Units and REIT Common Shares

*                 The registrant agrees to furnish, supplementally, a copy of omitted Schedule A upon request.